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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                   FORM 8-K-A
                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      February 23, 2005 (December 16, 2004)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

------------------------ ------------------------- -----------------------------
        DELAWARE                   0-23317                   06-1411336
------------------------ ------------------------- -----------------------------
(State of Incorporation)  (Commission File Number)         (IRS Employer
                                                       Identification Number)
------------------------ ------------------------- -----------------------------

                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry Into a Definitive Material Agreement

[Amended to correct exhibit]

         The Company's Board of Directors has approved certain increases in non-employee Director compensation, effective January 1, 2005. In addition, in connection with the establishment of a non-executive Chairman position, the Board of Directors established compensation for the position and for the current Chairman, effective November 9, 2004, the date of his election to office.

         The attached Exhibit 10.6a, incorporated herein by reference, sets forth the new compensation.



Item 9.01.        Financial Statements and Exhibits

(c)          Exhibits

Exhibit Number              Description
-------------------------   ----------------------------------------------------

            10.6a           Summary of Non-Employee Director Compensation.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Gene Logic Inc.


                                             By:  /s/ Philip L. Rohrer, Jr.
                                                  ------------------------------
                                                  Philip L. Rohrer, Jr.
                                                  Chief Financial Officer


Dated:  February 23, 2005


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                                  EXHIBIT INDEX


Exhibit Number                Description
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10.6a                         Summary of Non-Employee Director Compensation.